Execution Version	Exhibit 10.4

FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of June 3, 2021 (the “Amendment Effective Date”), is made by and among ATHENEX, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the parties hereto are party to that certain Credit and Guaranty Agreement, dated as of June 19, 2020 (as amended, restated or modified from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors party thereto from time to time, the Lenders party thereto from time to time, and the Administrative Agent.

WHEREAS, the Borrower has requested that the Majority Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement, subject to the terms and conditions contained herein.

WHEREAS, pursuant to Section 8.12 of the Credit Agreement, the Borrower is required to cause each New Subsidiary (as defined below) to become Subsidiary Guarantors under the Credit Agreement and Grantors under the Security Agreement by June 3, 2021, and the Borrower has requested that the Majority Lenders and Administrative Agent extend such time period to July 3, 2021.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

SECTION 1Capitalized Terms. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

SECTION 2Amendment to the Loan Agreement. The Credit Agreement is hereby amended as set forth in Annex A attached hereto such that all of the newly inserted double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text) and any formatting changes attached hereto shall be deemed to be inserted in the text of the Credit Agreement, and all of the deleted stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and stricken text) shall be deemed to be deleted from the text of the Credit Agreement.

SECTION 3Limited Waiver. The Borrower shall promptly, and in any event no later than July 3, 2021, (a) cause Kuur Therapeutics, Inc., a Delaware corporation and Cell Medica, Inc., a Texas corporation (collectively, the “New Subsidiaries”), to become Subsidiary Guarantors under the Credit Agreement and Grantors under the Security Agreement and (b) take such other actions with respect thereto as may be required pursuant to the Loan Documents, in each case on the terms and subject to the provisions of the Loan Documents, including Section 8.12 of the Credit Agreement.

SECTION 4Effectiveness. This Amendment shall become effective only upon the satisfaction or waiver by the Majority Lenders of the following conditions precedent (the date of such satisfaction or waiver of the following conditions being referred herein as the “Amendment No. 1 Effective Date”):

(a)Each of the Borrower and the Majority Lenders shall have executed this Amendment and the Administrative Agent shall have received a fully executed copy of this Amendment.

(b)The representations and warranties of the Borrower set out in Section 5 below shall be true and correct on and as of the Amendment No. 1 Effective Date, except for any representation or warranty expressly stated to be made as of a specific date, in which case such representation or warranty shall be true and correct as of such specific date.

(c)The Administrative Agent and the Lenders shall have received on or prior to the Amendment No. 1 Effective Date reimbursement or payment of documented costs, fees and expenses incurred by the Administrative Agent and the Lenders (including the reasonable legal fees and out-of-pocket expenses of Sullivan & Cromwell LLP,

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as outside counsel to the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment that are required to be reimbursed or paid pursuant to Section 14.03(a) of the Credit Agreement.

SECTION 5Representations and Warranties.

(a)Power and Authority. The Borrower has full power, authority and legal right to enter into and perform its obligations under this Amendment and the other Loan Documents to which it is a party.

(b)Authorization; Enforceability. The execution of this Amendment and performance hereunder are within the Borrower’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action including, if required, approval by all necessary holders of Equity Interests. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)Governmental and Other Approvals; No Conflicts. None of the execution, delivery and performance by the Borrower of the Amendment (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for such as have been obtained or made and are in full force and effect, (ii) will violate (1) any Law, (2) any Organic Document of the Borrower or (3) any order of any Governmental Authority, that in the case of clause (ii)(1) or clause (ii)(3), individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (iii) will violate or result in a default under any Material Agreement binding upon the Borrower that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or (iv) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of any Obligor or any of its Subsidiaries.

(d)Representations and Warranties. Except as set forth on the Disclosure Letter, dated as of the date hereof, delivered by the Borrower to the Administrative Agent, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, in the case of any representation or warranty that is qualified by materiality, in all respects) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty that is qualified by materiality, in all respects) on and as of such earlier date.

(e)No Default or Event of Default. No event has occurred and is continuing or would result after giving effect to this Amendment that would constitute an Event of Default or a Default.

SECTION 6Miscellaneous.

(a)References Within Loan Documents. On and after the Amendment No.1 Effective Date, each reference in the Credit Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan Agreement as amended by Section 2 of this Amendment.

(b)Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(c)Limited Waiver. Except as specifically modified above, (i) the Credit Agreement and all other Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents. None of the Administrative Agent or any Lender is under any obligation to enter into this Amendment. The entering into this Amendment by such parties shall not be deemed to limit or hinder any rights of any such party under the Loan Documents, nor, except as provided in Sections 2 and 3 hereof, shall it be deemed to

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create or infer a course of dealing between any such party, on the one hand, and the Borrower, on the other hand, with regard to any provision of the Loan Documents.

(d)Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(e)Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(f)Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(g)Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.

(h)Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:	ATHENEX, INC.,

a Delaware corporation

	By:	/s/ Johnson Y.N. Lau
	Name:	Dr. Johnson Y.N. Lau
	Title:	Chairman and Chief Executive Officer

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By:	Oaktree Capital Management, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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LENDERS:

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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EXELON STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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OAKTREE-NGP STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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OAKTREE-MINN STRATEGIC CREDIT LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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OAKTREE-FORREST MULTI-STRATEGY LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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OAKTREE-TBMR STRATEGIC CREDIT FUND , LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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OAKTREE HUNTINGTON-GCF INVESTMENT FUND, L.P.

By:	Oaktree Huntington-GCF Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Huntingon-GCF Investment Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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OAKTREE STRATEGIC INCOME II, INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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OAKTREE STRATEGIC INCOME CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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OAKTREE GILEAD INVESTMENT FUND, L.P.

By:	Oaktree Gilead Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Senior Vice President

[Signature Page to First Amendment and Limited Waiver to Credit Agreement]

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Annex A

Conformed Credit Agreement

[See Attached]

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business (other than Liens imposed by ERISA) and (ii) deposits in respect of letters of credit, bank guarantees or similar instruments issued for the account of any Obligor or any Subsidiary in the Ordinary Course supporting obligations of the type set forth in clause (i) above;

provided that no Lien otherwise permitted under any of the foregoing clauses (b), (c), (d), (e) and (g) through (q) of this Section 9.02 shall apply to any Material Intellectual Property, except for (x) Liens securing Indebtedness permitted under clause (o) of this Section 9.02 and (y) Permitted Licenses incurred pursuant to the terms of the definition thereof with the consent of the Administrative Agent if so required pursuant to this Section 9.02.

9.03 Fundamental Changes and Acquisitions. Such Obligor will not, and will not permit any of its Subsidiaries to, (i) enter into any transaction of merger, amalgamation or consolidation, (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (iii) sell or issue any of its Disqualified Equity Interests or (iv) other than Permitted Acquisitions, make any Acquisition or otherwise acquire any business or substantially all the property from, or Equity Interests of, or be a party to any Acquisition of, any Person, except:

(a)the merger, amalgamation or consolidation or liquidation of any (i) Subsidiary with or into any Obligor or Pledged Entity; provided that with respect to any such transaction involving (x) the Borrower, the Borrower must be the surviving or successor entity of such transaction, (y) any other Obligor, such Obligor must be the surviving or successor entity of such transaction (unless such transaction involves more than one Obligor, then an Obligor must be the surviving or successor entity of such transaction) and (z) any Pledged Entity (but not a transaction involving the Borrower or another Obligor, which is subject to clauses (x) and (y) above, respectively), such Pledged Entity must be the surviving or successor entity of such transaction (unless such transaction involves more than one Pledged Entity, then a Pledged Entity must be the surviving or successor entity of such transaction) or (ii) any Subsidiary that is not an Obligor nor a Pledged Entity with or into any other Subsidiary that is not an Obligor nor a Pledged Entity;

(b)the sale, lease, transfer or other disposition by (i) any Subsidiary of any or all of its property (upon voluntary liquidation or otherwise) to any Obligor, (ii) any Subsidiary that is not an Obligor of any or all of its property (upon voluntary liquidation or otherwise) to any Pledged Entity or (iii) any Subsidiary that is neither an Obligor nor a Pledged Entity of any or all of its property (upon voluntary liquidation or otherwise) to any other Subsidiary that is neither an Obligor nor a Pledged Entity; ~~and~~

(c)the sale, transfer or other disposition of the Equity Interests of (i) any Subsidiary to any Obligor, (ii) any Subsidiary that is not an Obligor to any Pledged Entity or (iii) any Subsidiary that is neither an Obligor nor a Pledged Entity to any other Subsidiary that is neither an Obligor nor a Pledged Entity~~.~~ ; and

(d)any Obligor may enter into mergers, amalgamations and consolidations to effect Permitted Acquisitions, provided that (i) if any Obligor is party to such transaction, (x) such  Obligor shall be the continuing or surviving entity or (y) other than in the case of the Borrower,  the surviving Person or the acquiring Person shall agree to assume, and shall expressly assume,  all of the obligations of such Obligor hereunder and under the other Loan Documents pursuant to an agreement in form and substance reasonably satisfactory to the Majority Lenders and (ii) such Permitted Acquisitions effected by such merger, consolidation or amalgamation are otherwise  permitted under the Loan Documents without giving effect to this clause (d).

9.04 Lines of Business. Such Obligor will not, and will not permit any of its Subsidiaries to, engage in any business other than the business engaged in on the date hereof by such Persons or a business reasonably related, incidental or complementary thereto or reasonable extensions thereof.

9.05 Investments. Such Obligor will not, and will not permit any of its Subsidiaries to, make, directly or indirectly, or permit to remain outstanding any Investments except:

(a)Investments (but without giving effect to the cash return provision contained in the definition thereof) outstanding on the date hereof and identified in Schedule 9.05 and any renewals, amendments and replacements thereof that do not increase the amount thereof of any such Investment, net of cash returns thereon, or require that any additional Investment be made (unless otherwise permitted hereunder);

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(b)operating deposit accounts with banks (or similar deposit-taking institutions) that, in the case maintained by Obligors, are Controlled Accounts;

(c)extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services in the Ordinary Course;

(d)Permitted Cash Equivalent Investments ;

(e)Investments by an Obligor (i) in another Obligor, (ii) in connection with a Permitted Acquisition, or (iii) in a Subsidiary that is not an Obligor; provided that Investments made pursuant to this clause (iii) shall not exceed an amount permitted under Section 9.01(h);

(f)Investments by a Subsidiary that is not an Obligor in any other Subsidiary that is not an Obligor;

(g)Permitted Hedging Agreements;

(h)Investments consisting of prepaid expenses, negotiable instruments held for collection or deposit, security deposits with utilities, landlords and other like Persons and deposits in connection with workers’ compensation and similar deposits, in each case, made in the Ordinary Course;

(i)employee loans, travel advances and guarantees in accordance with the Borrower’s usual and customary practices with respect thereto (if permitted by applicable Laws) which in the aggregate shall not exceed $2,500,000 outstanding at any time (or the Equivalent Amount in other currencies);

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